Income taxes	12 Months Ended
Mar. 31, 2024
Income Tax [Abstract]
Income taxes
14. Income taxes:
The following table presents components of
Income tax expense
reported in the consolidated statements of income for the years ended March 31, 2022, 2023 and 2024. Foreign amounts represent income tax benefits or expense generated from Nomura operations outside of Japan.

	Millions of yen
	Year ended March 31
	2022	2023	2024
Current:
Domestic	¥69,661	¥35,107	¥74,117
Foreign	7,323	16,554	22,825

Subtotal	76,984	51,661	96,942

Deferred:
Domestic	1,561	14,356	2,566
Foreign	1,545	(8,219)	(2,878)

Subtotal	3,106	6,137	(312)

Total	¥80,090	¥57,798	¥96,630

The income tax benefit recognized from operating losses for the years ended March 31, 2022, 2023 and 2024 was ¥6,007 million, ¥1,787 million and ¥1,901 million, respectively, which is included within deferred income tax expense above.
The Company and its wholly-owned domestic subsidiaries have applied the Group Tax Sharing system. The Group Tax Sharing system is only available for a national tax.
Effective statutory tax rate reconciliation
The effective statutory tax rate applicable to Nomura in Japan was approximately
 31% as of March 31, 2022, 2023 and 2024, respectively.
Foreign subsidiaries are subject to income taxes of the countries in which they operate. The relationship between income tax expense and pretax accounting income (loss) is affected by a number of items, including various tax credits, certain revenues not subject to income taxes, certain expenses not deductible for income tax purposes, changes in deferred tax valuation allowance and different enacted tax rates applicable to foreign subsidiaries.
The following table presents a reconciliation of the effective income tax rate reflected in the consolidated statements of income to Nomura’s effective statutory tax rate for the years ended March 31, 2022, 2023 and 2024. The effective tax rate presented in the following table represents total income tax expense for the year as a percentage of
Income (loss) before income taxes
.

	Year ended March 31
	2022	2023	2024
Nomura’s effective statutory tax rate	31.0%	31.0%	31.0%
Impact of:
Changes in deferred tax valuation allowances (1)	18.0	11.3	3.9
Additional taxable income	1.0	0.7	0.2
Non-deductible expenses	5.1	7.8	6.0
Non-taxable income	(2.9)	(4.7)	(2.5)
Dividends from foreign subsidiaries	0.0	0.1	0.0
Tax effect of undistributed earnings of foreign subsidiaries	0.1	0.3	(0.2)
Different tax rate applicable to income (loss) of foreign subsidiaries	0.0	(0.9)	(0.2)
Effect of changes in foreign tax laws (1)	(14.4)	(1.9)	0.0
Tax benefit recognized on the outside basis differences for investment in subsidiaries and affiliates	0.0	(2.3)	(0.0)
Other	(2.6)	(2.7)	(2.9)

Effective tax rate	35.3%	38.7%	35.3%

(1)
The U.K. Finance Act 2021, enacted on June 10, 2021, increases the headline U.K. corporation tax rate from 19% to 25% on April 1, 2023. Deferred tax assets and liabilities as of the balance sheet date are calculated by reference to the most appropriate enacted rates as of March 31, 2022. As a result of the change in closing deferred tax rate, Nomura recognized a movement in
Effect of
changes in foreign tax laws
of ¥36 billion (which decreased Nomura’s effective tax rate by 16.0%), which was offset by a movement in
Changes in deferred tax valuation allowances
of ¥36 billion (which increased Nomura’s effective tax rate by 16.0% ) during the year ended March 31, 2022.

The following table presents the significant components of deferred tax assets and liabilities as of March 31, 2023 and 2024, before offsetting of amounts which relate to the same tax-paying
component within a particular tax jurisdiction.

	Millions of yen
	March 31
	2023	2024
Deferred tax assets
Depreciation, amortization and valuation of fixed assets	¥38,596	¥41,883
Investments in subsidiaries and affiliates	7,458	7,364
Valuation of financial instruments	123,841	136,834
Accrued pension and severance costs	17,308	11,837
Other accrued expenses and provisions	74,043	83,418
Operating losses	414,084	477,358
Lease liabilities	48,329	48,951
Other	19,645	20,811

Gross deferred tax assets	743,304	828,456
Less — Valuation allowances	(515,068)	(595,668)

Total deferred tax assets	228,236	232,788

Deferred tax liabilities
Investments in subsidiaries and affiliates	100,335	109,611
Valuation of financial instruments	118,314	111,175
Undistributed earnings of foreign subsidiaries	2,936	2,257
Valuation of fixed assets	22,540	22,945
Right-of-use assets	47,775	43,443
Other	7,524	4,404

Total deferred tax liabilities	299,424	293,835

Net deferred tax assets (liabilities)	¥(71,188)	¥(61,047)

After offsetting deferred tax assets and liabilities which relate to the same tax-paying
component within a particular tax jurisdiction, net deferred tax assets reported within
Other assets
—
Other
in the consolidated balance sheets were ¥22,645 million and ¥24,254 million as of March 31, 2023 and 2024, respectively and net deferred tax liabilities reported within
Other liabilities
in the consolidated balance sheets were ¥93,833 million and ¥85,301 million as of March 31, 2023 and 2024, respectively.
As of March 31, 2024, no deferred tax liabilities have been recognized for undistributed earnings of foreign subsidiaries totaling ¥71,334 million which are not expected to be remitted in the foreseeable future. It is not practicable to determine the amount of income taxes payable in the event all such foreign earnings are repatriated.

Deferred taxes
The following table presents changes in total valuation allowances recognized against deferred tax assets for the years ended March 31, 2022, 2023 and 2024.

	Millions of yen
	Year ended March 31
	2022		2023		2024
Balance at beginning of year	¥428,014		¥466,145		¥515,068
Net change during the year	38,131	(1)	48,923	(2)	80,600	(3)

Balance at end of year	¥466,145		¥515,068		¥595,668

(1)
Primarily includes an increase of ¥51,706 million of valuation allowances of certain foreign subsidiaries primarily due to an increase in operating loss carryforwards, and a reduction of ¥13,575 million of valuation allowances related to Japanese subsidiaries and the Company primarily due to a decrease of operating loss carryforwards. In total, ¥38,131 million of allowances increased.

(2)
Primarily includes an increase of ¥53,851 million of valuation allowances of certain foreign subsidiaries primarily due to an increase in operating loss carryforwards, and a reduction of ¥4,928 million of valuation allowances related to Japanese subsidiaries and the Company primarily due to a decrease of valuation allowances of Investments in subsidiaries and affiliates. In total, ¥48,923 million of allowances increased.

(3)
Primarily includes an increase of ¥83,838 million of valuation allowances of certain foreign subsidiaries primarily due to an increase in operating loss carryforwards, and a reduction of ¥3,238 million of valuation allowances related to Japanese subsidiaries and the Company primarily due to a utilization
of
loss carryforwards
. In total, ¥80,600 million of allowances increased.

As of March 31, 2024, total operating loss carryforwards were ¥2,328,006 million, which included ¥363,547 million relating to the Company and domestic subsidiaries, ¥782,431 million relating to foreign subsidiaries in U.K., ¥774,496 million relating to foreign subsidiaries in U.S., ¥370,424 million relating to foreign subsidiaries in Hong Kong, and ¥37,108 million relating to foreign subsidiaries in other tax jurisdictions. Of this total amount, ¥1,469,744 million can be carried forward indefinitely, ¥759,294 million expires by March 31, 2034 and ¥98,968 million expires in later fiscal years.
In determining the amount of valuation allowances to be recognized as of March 31, 2024, Nomura considered all available positive and negative evidence around the likelihood that sufficient future taxable income will be generated to realize the deferred tax assets in the relevant tax jurisdiction of the Company, its domestic subsidiaries and foreign subsidiaries. In Japan and other tax jurisdictions where domestic and foreign subsidiaries have experienced cumulative operating losses in recent years, these losses provide the most verifiable negative evidence available and outweigh positive evidence.
While Nomura has considered certain future tax planning strategies as a potential source of future taxable income, no such strategies have been relied upon as positive evidence resulting in a reduction of valuation allowances in any major tax jurisdiction in which Nomura operates as of March 31, 2022, 2023 and 2024. In addition, valuation allowances have not been reduced in any of these periods as a result of changing the weighting applied to positive or negative evidence in any of the major tax jurisdictions in which Nomura operates.
The determination of whether deferred tax assets will be realized, and therefore whether a valuation allowance is required, is inherently subjective and often requires management judgment around the future profitability of Nomura entities, an interpretation of tax rules by courts and regulatory authorities and tax examinations by taxing authorities, and the appropriate weighting of positive and negative evidence around the likelihood that sufficient future taxable income will be generated to realize deferred tax assets in the relevant tax jurisdiction.

Unrecognized tax benefits
Nomura’s
unrecognized tax benefits were ¥35,774 million, ¥34,763 million and ¥41,437 million as of March 31, 2022, 2023 and 2024 respectively.
Out of the balance as of March 31, 2024, ¥
10,057
 million, if recognized, would favorably impact the effective tax rate in the future periods. The remaining balance would not favorably impact the effective tax rate as it is expected to increase operating loss carryforwards and corresponding valuation allowance. The movement of the gross amounts in unrecognized tax benefits during the year ended March 31, 2024 was an increase of ¥
6,674

million of which ¥
2,383
 million is presented as a reversal of a reduction in deferred tax assets for utilization of net operating loss carryforward.
Out
of the balance as of March 31, 2023, ¥
5,766
 million, if recognized, would favorably impact the effective tax rate in the future periods. The remaining balance would not favorably impact the effective tax rate as it is expected to increase operating loss carryforwards and corresponding valuation allowance. The movement of the gross amounts in unrecognized tax benefits during the year ended March 31, 2023 was a decrease of ¥
1,011
 million of which ¥504 million is presented as a reversal of a reduction in deferred tax assets for utilization of net operating loss carryforward.
Out
of the balance as of March 31, 2022, ¥
6,273
 million, if recognized, would favorably impact the effective tax rate in the future periods. The remaining balance would not favorably impact the effective tax rate as it is expected to increase operating loss carryforwards and corresponding valuation allowance. The movement of the gross amounts in unrecognized tax benefits during the year ended March 31, 2022 was an increase of ¥31,406 million of which ¥29,501 million is presented as a reduction to deferred tax assets for utilization of net operating loss carryforward.
There
were also
no
significant movements of the amount of interest and penalties recognized due to unrecognized tax benefits during the years ended March 31, 2022, 2023 and
2024.
Nomura
is under regular examination by the Japanese National Tax Agency and other taxing authorities in the major tax jurisdictions in which Nomura operates. Nomura regularly assesses the likelihood of additional assessments in each tax jurisdiction and the impact on the consolidated financial statements. It is reasonably possible that there may be an increase or decrease in unrecognized tax benefits within 12 months of March 31, 2024 depending on the outcome of the examinations. Quantification of an estimated range cannot be made at this time due to the uncertainty of the potential outcomes. However, Nomura does not expect that any change in the gross balance of unrecognized tax benefits would have a material effect on its financial condition.
Examinations by taxing authorities
Nomura operates in multiple tax jurisdictions, and faces audits from various taxing authorities regarding many issues including, but not limited to, transfer pricing, the deductibility of certain expenses, foreign tax credits and other matters.
The table below presents information regarding the earliest year in which Nomura remains subject to examination in the major tax jurisdictions in which Nomura operates as of March 31, 2024.

Jurisdiction	Fiscal year ended March 31,

Japan	2019	(1)
United Kingdom	2016	(2)
United States	2021

(1)	The earliest year in which Nomura remains subject to examination for transfer pricing issues is the fiscal year ended March 31, 2018.
(2)	The earliest year in which Nomura remains subject to examination for transfer pricing issues is the fiscal year ended March 31, 2016.